UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Soliciting Material Pursuant to §240.14a-12

Jerash Holdings (US), Inc.
(Name of Registrant as Specified In Its Charter)

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Notice of 2018 Annual Meeting of
Stockholders and Proxy Statement

To our stockholders:
Thank you for being a stockholder in Jerash Holdings (US), Inc. We are excited to hold our first annual meeting as a publicly traded company, and even more excited for the path ahead.
Jerash is a rapidly growing, profitable maker of knitted goods for some of the best known brands in the world. In addition to our multi-year history of double-digit organic growth, Jerash is also seeking strategic opportunities to enhance our business scale, all with a focus on creating value for you, our stockholders.
With a strong balance sheet, tariff-free status on shipments to the United States, a new tariff-free status for shipments to the European Union and growing interest from a wide array of new prospective customer brands, we look forward to our business opportunities in the coming year.
Our organic growth trend was evident in fiscal 2018, in which Jerash reported record revenue of  $69.3 million, an increase of 11.7% from the prior year. It was also a profitable year as we reported $1.07 in earnings per share.
Building on these strong fiscal 2018 results, our initial fiscal 2019 outlook anticipates 13% revenue growth leading to an estimated $78.5 million in sales during fiscal 2019. At the end of the first quarter of 2019, customer orders in hand accounted for almost 75% of that annual target, creating a solid start to the year ahead. We also remain focused on profitability, as we have reported an average 17% pre-tax net income margin over the past three years.
To support this effort and further expand our growth capabilities, Jerash commenced another line expansion program, which is expected to add 500,000 pieces of additional annual capacity when completed. In addition, our multi-color screen printing workshop, which will enable us to pursue additional higher margin products, is expected to be operational in August 2018. Finally, we are carefully seeking acquisitions that meet our stringent criteria for production performance and profitability to more rapidly enhance our scale and returns to shareholders.
We look forward to the year ahead, and continuing to report our progress.
Best regards,
Choi Lin Hung
Chairman and Chief Executive Officer
July   , 2018

Notice of Annual Meeting of Stockholders
Jerash Holdings (US), Inc.
147 W. 35th Street, Room #1603
New York, NY 10001
Date:	Monday, September 17, 2018
Time:	9:00 A.M. EDT
Location:	New York Hilton Midtown Gibson Room, 2nd Floor 1335 Avenue of the Americas New York, NY 10019
Record Date:	Friday, July 20, 2018
Items of Business
1.
Approve the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of common stock;

2.
Elect five directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2019 annual meeting of stockholders;

3.
Ratify the appointment of Friedman LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2019; and

4.
Consider any other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” each of the director nominees included in Proposal No. 2 and “FOR” each of Proposals No. 1 and 3.
How to Vote
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By Internet:   You may vote online at www.proxyvote.com.

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By Telephone:   You may vote by calling 1-800-579-1639.

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By Mail:   You may vote by completing and returning the enclosed proxy card.

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In Person:   All stockholders are cordially invited to attend the annual meeting of stockholders.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.
THE 2018 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS NOTICE
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on September 17, 2018: This Proxy Statement, our Annual Report on Form 10-K and a letter to our stockholders are available at www.proxyvote.com and can be obtained, free of charge, by writing to our Corporate Secretary at the address above or calling 1-800-579-1639 by September 3, 2018 to receive the materials before the annual meeting.
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Proxy Statement Summary
Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.
General Meeting Information
2018 Annual Meeting Date and Time	Monday, September 17, 2018 9:00 A.M. EDT
Place	New York Hilton Midtown Gibson Room, 2nd Floor 1335 Avenue of the Americas New York, NY 10019
Record Date	Friday, July 20, 2018
Voting	Stockholders of record as the record date are entitled to vote in person or by proxy at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.
Voting Matters and Board Recommendations
Proposal	Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1. Amend and Restate the Certificate of Incorporation to Increase Authorized Shares of Common Stock	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of a majority of our outstanding shares must be in favor of this proposal	No	FOR
2. Elect Directors	“FOR” all nominees or “WITHHOLD” your vote for all or any of the nominees	Each nominee for director must receive a plurality of the votes cast	No	FOR EACH NOMINEE
3. Ratify Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of a majority of the shares present must be in favor of this proposal and entitled to vote on the proposal	Yes	FOR
Recent Highlights and Achievements
We recently completed our initial public offering and began trading on the Nasdaq Capital Market on May 4, 2018. Jerash also reported its fiscal year 2018 financial results, including:
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Revenue growth of 11.7% year-over-year to $69.3 million;

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Increased operating income by 10.6% from fiscal 2017 to $11.8 million;

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Gross margin increased to 25.9% from 24.8% in the prior year;

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Reported GAAP net income of  $10.4 million, or $1.07 per diluted share, including a one-time charge of  $1.4 million related to US tax reform, payable over eight years, compared with zero tax charge in fiscal 2017;

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Commenced line capacity expansion of 500,000 pieces per year and the addition of a higher margin multi-color screen printing workshop; and

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Positioned the company for sustainable growth and profitability through a focus on organic growth, select strategic acquisitions and operating efficiency.

Governance Highlights
We are committed to applying sound corporate governance principles. We believe sound governance practices are in the best interests of our stockholders and strengthen accountability within our organization. The following highlights our guiding governance principles, which we will continue to implement through our first year as a publicly traded company:
Annual Elections	Yes	Code of Ethics	Yes
Board Independence	60%	Board and Committee Annual Self-Evaluation	Yes
Committee Independence	100%	Executive Sessions of Independent Directors	Yes
Committee Chair Independence	100%	Anonymous Reporting	Yes
Number of Financial Experts	One	Anti-Corruption Policy	Yes
Board Gender Diversity	20% Female	Board Geographic Diversity	60% Asia-Pacific based 40% U.S.-based
In addition, we intend to implement additional corporate governance principles in the future, including:
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Developing a system of internal financial controls;

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Developing our executive compensation policies;

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Enhancing public disclosure; and

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Enhancing stockholder communication.

Director Nominees
You are being asked to vote to elect the following five director nominees to our Board of Directors. Detailed information about each of these nominees begins on page 8 of the Proxy Statement.
Name	Age	Director Since	Independent	Occupation
Choi Lin Hung	56	2017	No	Chairman, Chief Executive Officer, President and Treasurer of the Company
Wei (“Kitty”) Yang	35	2017	No	Vice President and Secretary of the Company
Gary J. Haseley	56	2018	Yes	Retired; Former Senior Vice President and General Manager of Kaman Automation, Control & Energy
Sean Socha	48	2018	Yes	Chief Financial Officer of Finger Lakes Technologies Group, Inc.
Mak Chi Yan	55	2018	Yes	Executive Director of Genting Securities Limited

Amend and Restate the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
You are being asked to approve the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 15 million to 30 million. This proposed amendment would not increase the number of shares of authorized preferred stock.
The Board has deemed it advisable and in the best interest of the Company to increase our authorized shares of common stock to provide a sufficient reserve of shares for the future business and financial needs of the Company. These additional authorized shares would provide the Company greater flexibility to consider the following in the future:
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stock dividends or stock splits;

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sales of common stock or securities convertible into common stock to enhance our capital position and liquidity;

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possible acquisitions;

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grants and awards under our Stock Incentive Plan; and

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other corporate purposes.

We have no current plans, written or otherwise, to issue additional shares of common stock at this time. See Proposal No. 1 beginning on page 6 for more information.

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General Information About the Meeting and Voting
The Jerash Holdings (US), Inc. Board of Directors (the “Board”) is using this Proxy Statement to solicit proxies from the holders of its common stock for use at the Jerash Holdings (US), Inc. 2018 annual meeting of stockholders and any adjournment or postponement thereof  (the “Annual Meeting” or the “meeting”). The notice of meeting, this Proxy Statement and the enclosed form of proxy card are first being mailed to our stockholders on or about            , 2018. In this Proxy Statement, we may also refer to Jerash Holdings (US), Inc. and its subsidiaries as “Jerash,” the “Company,” “we,” “our” or “us.”
Meeting Time and Applicable Dates
This Proxy Statement is furnished in connection with the solicitation by the Board of Jerash Holdings (US), Inc., a Delaware corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on Monday, September 17, 2018, at 9:00 A.M. EDT, and at any adjournment or postponement thereof. The close of business on Friday, July 20, 2018 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting
Jerash will host the Annual Meeting at the New York Hilton Midtown, Gibson Room, 2nd Floor, 1335 Avenue of the Americas, New York, NY 10019. The meeting will start at 9:00 A.M. EDT on September 17, 2018.
For information on how to obtain directions to the meeting, please contact us at (212) 575-9085.
Stockholders may vote and submit questions in accordance with the rules of conduct for the Annual Meeting while attending the Annual Meeting in person.

Notice of Internet Availability of Proxy Materials
We have elected to use the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), which allow us to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availably of Proxy Materials (the “Notice”) to all of our stockholders as of the record date instead of a full printed set of proxy materials. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Our use of the “notice and access” rules and your choice to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Matters to be Voted Upon at the Annual Meeting
At the Annual Meeting, holders of record of our common stock as of July 20, 2018 will consider and vote upon the following proposals:
1.
To approve the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share (“common stock”);

2.
To elect five directors to the Board to serve until their successors are duly elected and qualified at the 2019 annual meeting of stockholders;

3.
To ratify the appointment of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and

4.
To consider any other business as may properly be brought before the Annual Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Holders of Common Stock	Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting. On the record date, there were 11,325,000 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Our stockholders do not have cumulative voting rights.
Voting Instructions for Record Holders	If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:
• calling 1-800-579-1639;
• visiting www.proxyvote.com;
• completing and returning the enclosed proxy card; or
• attending the Annual Meeting and voting in person. Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible.
Voting Instructions for Beneficial Owners
If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.
If you are a beneficial owner and wish to vote at the Annual Meeting, you must bring a letter from your broker to the Annual Meeting confirming:

1. your beneficial ownership of the shares,
2. that the broker is not voting the shares at the meeting, and
3. granting you a legal proxy to vote the shares in person or at the meeting.
You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.
Broker Non-Votes	Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the New York Stock Exchange, which are also applicable to companies listed on the Nasdaq Capital Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as electing directors and approving the amendment and restatement of our Certificate of Incorporation.
Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

Quorum
A quorum must be present in person or by proxy to hold the Annual Meeting and will exist if the holders of a majority of the outstanding shares of our common stock are present in person or by proxy at the Annual Meeting.
We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. An agent of Broadridge Financial Solutions, Inc., our inspector of election for the meeting, will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Approve Amendment and Restatement of the Certificate of Incorporation
You may cast your vote in favor of, against, or abstain from voting to approve the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of our common stock.
To be approved, the proposal to amend and restate our Certificate of Incorporation must receive the affirmative vote of a majority of our outstanding shares of common stock.
Abstentions and broker non-votes will count as votes cast against this proposal.

Vote Required to Elect Directors
You may vote either for or withhold authority to vote for all or any of the five nominees named in this Proxy Statement.
To be elected, each nominee for director must receive a plurality of the votes cast at the Annual Meeting.
Votes that are withheld from any nominee count as a vote cast against that nominee. Abstentions and broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Ratify Appointment of Friedman
You may cast your vote in favor of, against, or abstain from voting to ratify the appointment of Freidman as our independent registered accounting firm for the year ending March 31, 2019.
To be approved, this proposal must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal.
Abstentions will count as votes cast against this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Revoking a Proxy	A stockholder who has given a proxy may revoke it at any time prior to its exercise by:
• executing and delivering a later-dated proxy;
• providing written notice of the revocation to the Secretary of the Company at the address above; or

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attending the Annual Meeting and voting in person.

Please note that attending the Annual Meeting alone is not enough to revoke a proxy.
If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

Proxy Instructions
All shares of common stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.
If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following proposals:

• the approval of an amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of our common stock;
• electing the five director nominees named in the Proxy Statement;
• ratifying the appointment of Friedman as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and
• in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting.
Participants in the Proxy Solicitation
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. We have retained Broadridge Financial Solutions, Inc. to assist with soliciting proxies for a fee of approximately $15,000, plus reimbursement of reasonable expenses. In addition, our directors, officers and employees may solicit proxies by telephone or otherwise.
We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting
We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Annual Meeting.
If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

Availability of Proxy Materials	Copies of this Proxy Statement, our annual report on Form 10-K for the year ended March 31, 2018 and a letter to our stockholders are available at www.proxyvote.com. These materials may also be obtained by writing to our Corporate Secretary at the address above or calling 1-800-579-1639 by September 3, 2018 to receive the materials before the annual meeting.

Multiple Copies of Notice
You may receive more than one set of the Notice if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please use each Notice you receive to vote your shares to ensure that all of your votes are counted at the Annual Meeting.
For more information, see the section entitled, “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions
If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.
Richard J. Shaw
Jerash Holdings (US), Inc.
147 W. 35th Street, Room #1603
New York, NY 10001
(212) 575-9085

Proposal No. 1 — Amendment and Restatement of Certificate of Incorporation to
Increase the Number of Authorized Shares of Common Stock
The Board has approved, and is recommending that our stockholders approve at the Annual Meeting, the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 15 million to 30 million. This proposed amendment would not increase the number of shares of authorized preferred stock.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVING THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.
Under our Certificate of Incorporation, as it has been amended, the Company is authorized to issue a total of 15.5 million shares of capital stock. Of those authorized shares, 15 million are designated as shares of common stock and 500,000 are designated as shares of preferred stock. As of July 20, 2018, there were 11,325,000 shares of common stock outstanding, 13,073,660 on a fully diluted basis, which includes approximately 1,484,250 reserved for issuance under the Jerash Holdings (US), Inc. 2018 Stock Incentive Plan (the “Stock Incentive Plan”). As a result, only 1,926,340 shares of common stock remain available for issuance for future purposes. Accordingly, the Board has deemed it advisable and in the best interest of the Company to increase our authorized shares of common stock. If stockholders approve this amendment and restatement of our Certificate of Incorporation, there will be 15 million additional shares of common stock available to be issued by the Board in the future.
The Board believes that it is advisable and in the best interests of the Company to increase the number of authorized shares of common stock to provide a sufficient reserve of shares for future business and financial needs of the Company. These additional authorized shares would provide the Company greater flexibility to consider the following in the future:
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stock dividends or stock splits;

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sales of common stock or securities convertible into common stock to enhance our capital position and liquidity;

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possible acquisitions;

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grants and awards under our Stock Incentive Plan; and

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other corporate purposes.

Authorizing additional shares of common stock now will enable us to avoid the expense and delay of a special meeting of stockholders if we were to undertake any of the actions above.
These additional shares of common stock will have the same rights and privileges as the currently authorized shares of common stock. Holders of our common stock do not have preemptive rights. The approval of this proposal will not affect the rights of current holders of common stock, except that, in the event we issue additional shares of common stock in the future, existing stockholders may experience dilution of voting power, decreased earnings per share, and potential book value dilution. We have no current plans, written or otherwise, to issue additional shares of common stock. We have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes, although an issuance of additional shares of common stock could, in certain circumstances, make an attempt to acquire control of the Company more difficult. We are not aware of any takeover attempts and we are not proposing this increase in response to any third-party effort to acquire control of the Company.

Our Board has adopted a resolution approving, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of capital stock from 15.5 million to 30.5 million and to increase the number of authorized shares of common stock from 15 million to 30 million, along with a resolution approving, subject to stockholder approval, the restatement of our Certificate of Incorporation, as amended. The proposed amendment to increase the number of authorized shares would amend Article Four of the Certificate of Incorporation and restate it in its entirety as follows:
“The total number of shares of capital stock which the Corporation has authority to issue is Thirty Million Five Hundred Thousand (30,500,000). These shares shall be divided into two classes with Thirty Million (30,000,000) shares designated as Common Stock, $0.001 par value (the “Common Stock”) and Five Hundred Thousand (500,000) shares designated as Preferred Stock, $0.001 par value (the “Preferred Stock”).
The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, rights, qualifications, limitations or restrictions of such rights as the Board of Directors of the Corporation may determine from time to time.
Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.
No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.”
The Board also adopted a resolution approving the amendment of the Certificate of Incorporation to make minor administrative changes, including removing the provision regarding the Company’s incorporator and renumbering the articles of the Certificate of Incorporation accordingly. The full text of the proposed Amended and Restated Certificate of Incorporation is set forth in Appendix A.
For this proposal to be approved, it must receive the affirmative vote of a majority of our outstanding shares of common stock.
If approved by our stockholders, this amendment and restatement will become effective upon the filing our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. We intend to file the Amended and Restated Certificate of Incorporation promptly following the Annual Meeting, provided this proposal is approved by our stockholders. Although we do not anticipate doing so, the Board, in its sole discretion, reserves the right to abandon the proposed amendment and restatement without further action by our stockholders.

Proposal No. 2 — Election of Directors
Our Board consists of five directors, all of whom are nominated for reelection at the Annual Meeting to serve until the 2019 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Nominating and Corporate Governance Committee has recommended each nominee for election to our Board.
Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on our Board.
THE BOARD RECOMMENDS THE ELECTION OF THESE NOMINEES:
Name	Age	Director Since	Independent	Occupation
Choi Lin Hung	56	2017	No	Chairman, Chief Executive Officer, President and Treasurer of the Company
Wei (“Kitty”) Yang	35	2017	No	Vice President and Secretary of the Company
Gary J. Haseley	56	2018	Yes	Retired; Former Senior Vice President and General Manager of Kaman Automation, Control & Energy
Sean Socha	49	2018	Yes	Chief Financial Officer of Finger Lakes Technologies Group, Inc.
Mak Chi Yan	55	2018	Yes	Executive Director of Genting Securities Limited
Nominee Information
Choi Lin Hung Age: 56	Principal Occupation: Chairman, Chief Executive Officer, President and Treasurer of the Company
Director since:	Business Experience:
May 2017	• Experience with the Company’s subsidiaries since 2012:
• Director of Jerash Garments since 2012
• General Manager of Chinese Garments and Jerash Embroidery since 2015
• Director of Treasure Success since 2016
• Previously held positions with Deutsche Bank and First Pacific Bank
Current Directorships:

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Victory City International Holdings Ltd., a textile and fabric manufacturing group listed on the Stock Exchange of Hong Kong

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Jiangmen V-Apparel Manufacturing Ltd., a garment manufacturing company incorporated in the People’s Republic of China, which is a subsidiary of Victory City International Holdings Ltd.

Skills and Expertise:

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Over 20 years of experience in the garment industry, including fabric manufacturing and trading

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Critical institutional knowledge of Jerash and its subsidiaries

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Financial and treasury expertise

Wei “Kitty” Yang Age: 35	Principal Occupation: Vice President and Secretary of the Company
Director since:	Business Experience:
May 2017
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Deputy General Manager of Jerash Garments since 2014

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Former Deputy Operations Officer for Martino Holding Limited, handling business operations with global clientele and suppliers from 2010 to 2014

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Former Partner at Eternity Travel Agency from 2008 to 2010

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Former Human Resources Chief at Jordan Dragon Garment Co. Ltd., a company listed in Taiwan, where she established and implemented human resources policies and processes for over 4,000 employees

Skills and Expertise:

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Fluent in English, Arabic and Chinese

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Experience as a liaison with overseas customers and suppliers and in human resources management

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Critical institutional knowledge of Jerash and its subsidiaries

Gary Haseley Age: 56	Principal Occupation: Retired; Former Senior Vice President and General Manager of Kaman Automation, Control & Energy
Director since:	Business Experience:
May 2018
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Former Senior Vice President and General Manager of Kaman Automation, Control & Energy, a division of Kaman Corporation, a manufacturer in the aerospace industry and the third largest distributor in the power transmission/motion control market from 2012 to 2016

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Former President and Chief Executive Officer of Zeller Corporation, a distributor of electrical and automation components and solutions, from 2001 to 2012

Current Directorships:
• Genesee Regional Bank • Transcat, Inc. (Nasdaq: TRNS)
Skills and Expertise:
• Over 20 years of experience in the distribution and services markets • Experience in corporate governance best practices

Sean Socha Age: 49	Principal Occupation: Chief Financial Officer of Finger Lakes Technology Group, Inc.
Director since:	Business Experience:
May 2018
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Chief Financial Officer of Finger Lakes Technology Group, Inc. since 2014

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Former Chief Financial Officer and Chief Operating Officer of Tech Valley Communications from 2011 to 2014

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Former Chief Financial Officer and Senior Vice President of ClearMomentum, Inc. from 2009 to 2011

Skills and Expertise:
• In-depth understanding of finance and accounting practices • Leadership skills as a senior officer
Mak Chi Yan Age: 55	Principal Occupation: Executive Director of Genting Securities Limited
Director since:	Business Experience:
May 2018
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Executive Director of Genting Securities Limited since 2011

•
Former Associate Director of Uob Kay Hian Hong Kong Limited from 2003 to 2011

•
Former Vice President of Institutional Sales at Worldsec International Limited, an affiliate of the Bank of Tokyo-Mitsubishi, Ltd. from 2000 to 2002

•
Former Head of International Sales for the Corporate & Institutional Business Group at HLG Securities SDN BHD from 1999 to 2000

Skills and Expertise:
• In-depth understanding of finance, business development and operations • Leadership skills as a senior officer

Corporate Governance Practices and Policies
Board and Committee Independence
The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that the following nominees satisfy the independence requirements of Nasdaq: Gary Haseley, Sean Socha, and Mak Chi Yan.
Leadership Structure of the Board
The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that it should have the flexibility to choose this role in any manner that is in the best interests of our Company and our stockholders. Under the Company’s bylaws, the Board of Directors may elect a Chairperson of the Board from among the directors or from among other officers as it may determine to preside at meetings of the stockholders and directors and to perform other duties as the Board may determine.
Currently, our Chairman of the Board is also our Chief Executive Officer, President and Secretary, Choi Lin Hung. We believe that Mr. Choi’s leadership of the Company in this dual role is appropriate for the Company at this time because his involvement with the Company’s operations and business strategy provide the main focus for the Board. The Board does not currently have a lead independent director. The Board believes its current leadership structure is appropriate because Mr. Choi’s leadership ensures the Company maintains continuity as it grows as a public company listed on Nasdaq and affords the Board access to Mr. Choi’s institutional knowledge of the Company.
Board Committees and Meetings
The Board did not hold any meetings during the year ended March 31, 2018 (“fiscal 2018”), but rather took action by written consent on five dates during fiscal 2018. Therefore, there was no director who attended fewer than 75% the aggregate number of all meetings of the Board of Directors and committees on which he or she served during fiscal 2018. The Company did not hold an annual meeting of stockholders last year. The Company expects the directors to attend the Annual Meeting.
Board Committees
The Board of Directors has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.jerashholdings.com. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition
Director	Audit	Compensation	Nominating and Corporate Governance
Gary J. Haseley	X	C	X
Choi Lin Hung
Sean Socha	C	X	X
Mak Chi Yan	X	X	C
Wei (“Kitty”) Yang

C = Committee chairperson; X = Committee member
Audit Committee
The Audit Committee of the Board (the “Audit Committee”) is composed of three independent directors: Sean Socha, who is the chairperson, Gary Haseley and Mak Chi Yan. Each member of the Audit Committee is an independent director as defined by rules of the SEC and Nasdaq. In addition, the Board of Directors has determined that Sean Socha is an audit committee financial expert as defined by SEC rules.
The Audit Committee has the sole power and authority to select and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s management all matters relating to the annual audit of the Company. Because the Audit Committee was formed in May 2018, it did not hold any meetings in fiscal 2018. Prior to the time the Audit Committee was formed, the Board fulfilled the duties within the Audit Committee’s scope of authority.
Compensation Committee
The Compensation Committee of the Board (the “Compensation Committee”) is composed of three independent directors: Gary Haseley, who is the chairperson, Sean Socha and Mak Chi Yan. Each member of the Compensation Committee is an independent director as defined by the rules of the SEC and Nasdaq.
The Compensation Committee has the power and authority to review and approve the remuneration arrangements for the Company’s executive officers, directors and certain employees. The Compensation Committee also interprets and administers our employee benefit plans, including by selecting participants and approving awards under those plans. The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees. Because the Compensation Committee was formed in May 2018, it did not hold any meetings in fiscal 2018. Prior to the time the Compensation Committee was formed, the Board fulfilled the duties within the Compensation Committee’s scope of authority.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is composed of three independent directors: Mak Chi Yan, who is the chairperson, Gary Haseley and Sean Socha. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of the SEC and Nasdaq.
The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates for membership on the Board. Each year, prior to the annual meeting of stockholders, the Nominating and Corporate Governance Committee intends to recommend nominees to serve as our directors for the following year. Because the Nominating and Corporate Governance Committee was formed in May 2018, it did not hold any meetings in fiscal 2018. Prior to the time the Nominating and Corporate Governance Committee was formed, the Board fulfilled the duties within the Nominating and Corporate Governance Committee’s scope of authority.
Board Role in Risk Oversight
Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the Board, including with respect to cybersecurity risks. We intend that the Audit Committee will receive reports from management on at least a quarterly basis regarding management’s assessment of risks to the Company. In addition, we intend for the Audit Committee to report regularly to our Board, which also monitors our risk profile. The Audit Committee and the Board will focus on the most significant risks we face and our general risk management strategies, while our management team coordinates responses to day-to-day risks.
Code of Ethics
We have a Code of Ethics that applies to all of our directors and executive officers, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.jerashholdings.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions, on our website.
Anti-Corruption Policy
We have adopted an Anti-Corruption Policy that applies to all of our directors, officers, employees, subsidiaries, agents, consultants, joint venture partners and any other third-party representative that conducts business on behalf of the Company outside of the U.S. or interacts with non-U.S. government officials. This Anti-Corruption Policy sets forth our guiding principles to comply with the U.S. Foreign Corrupt Practices Act of 1977 and other anti-corruption and anti-bribery laws to which we may be subject, including the anti-corruption provisions of the Penal Code of Jordan. Our Anti-Corruption Policy is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.jerashholdings.com.
Nominating Process
The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates for membership on the Board.
The Nominating and Corporate Governance Committee has not yet developed a policy for selecting directors, including any specific minimum requirements or a diversity policy, or considering stockholder recommendations for candidates for director. We believe that the Nominating and Corporate Governance Committee will develop these policies in the fiscal year ending March 31, 2019 (“fiscal 2019”). The Board intends that the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders in the same manner as it evaluates candidates recommended by Board members, officers, or search firms.
To recommend a potential candidate to the Board, a stockholder must submit the recommendation in writing to the Nominating and Governance Committee, Jerash Holdings (US), Inc., 147 W. 35th Street, Room #1603, New York, New York 10001. Stockholder nominations must be received by March 29, 2019. See “Other Important Information — Stockholder Proposals for the 2019 Annual Meeting” below for more information.
Communications with Directors
Stockholders wishing to communicate with our directors may send a letter to: Jerash Holdings (US), Inc., 147 W. 35th Street, Room #1603, New York, New York 10001, Attention: Board of Directors. All correspondence sent to that address will be delivered to the appropriate directors by our Corporate Secretary.
Director Compensation
The Company does not pay any director who is also an employee of the Company or its subsidiaries for his or her service as director. In fiscal 2018, our Board consisted entirely of non-independent directors. We did not pay any director compensation in fiscal 2018.

In addition to reimbursement for reasonable expenses incurred in connection with serving on the Board, in fiscal 2019 we intend to pay each independent director an annual fee of  $75,000 in cash or common stock at each director’s election.
Board Observer
On July 1, 2017, we granted Theodore Kachris certain observation rights with respect to the Board. For his services as a board observer, Mr. Kachris received a warrant to purchase 50,000 shares of our common stock and $12,500 annually. Mr. Kachris’ term as a board observer expired on March 31, 2018.
Certain Relationships and Related Party Transactions
Review and Approval of Related Party Transactions
We review all relationships and transactions in which we and any of our directors, executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest in the relevant transaction. Our Audit Committee is responsible for reviewing, approving and overseeing transactions between us and any related person and other potential conflict of interest situations. Our bylaws provide that a transaction will not be void or voidable because it is a related party transaction if:
•
the material facts of the relationship or related party’s interest in the transaction are disclosed to the Board or the Audit Committee and the Board or Audit Committee authorizes the transaction with the affirmative votes of a majority of directors disinterested in the transaction;

•
the material facts of the relationship or related party’s interest in the transaction are disclosed to the stockholders entitled to vote on the transaction and the transaction is approved in good faith by a vote of the stockholders; or

•
the transaction is fair to the Company as of the time it is authorized, approved or ratified by the Board, any committee of the Board or the stockholders.

Related Party Transactions
Historically, we have engaged in transactions with entities that are considered our affiliates. These entities include:
•
Ford Glory International Limited (“Ford Glory”), which is 49% owned by Mr. Choi through Merlotte;

•
Ford Glory Holdings Limited (“Ford Glory Holdings”), which is 49% owned by Mr. Choi through Merlotte, is the parent company of Ford Glory, and was formerly our indirect parent company;

•
Global Trend Investments Limited (“Global Trend”), which merged into us on May 11, 2017 and which was the former parent company of Jerash Garments;

•
Jerash Garments and Fashion Manufacturing Company Ltd. (“Jerash Garments”), which is our wholly-owned subsidiary;

•
Jerash for Industrial Embroidery Company Limited (“Jerash Embroidery”), which is our indirect wholly-owned subsidiary through Jerash Garments;

•
Merlotte Enterprise Limited (“Merlotte”), which is wholly owned by Mr. Choi;

•
Multi-Glory Corporation Ltd., which is wholly owned by Ng Tsze Lun, one of our significant stockholders;

•
Treasure Success International Limited (“Treasure Success”), which is our wholly-owned subsidiary;

•
Value Plus (Macao Commercial Offshore) Limited (“Value Plus”), which is 49% owned by Mr. Choi through Merlotte; and

•
Yukwise Limited, which is wholly owned by Mr. Choi.

For the purposes of this section, “fiscal 2017” refers to the fiscal year ended March 31, 2017 and “fiscal 2016” refers to the fiscal year ended March 31, 2016.
Transactions with Affiliates
On November 29, 2016, the Board of Directors of Jerash Garments declared and approved a cash dividend of   $6,000,000 to its parent company, Global Trend. On November 30, 2016, the Board of Directors of Global Trend declared and approved a cash dividend of  $5,307,500 to its stockholders. Jerash Garments paid the dividend of $6,000,000 directly to Global Trend’s stockholders on December 14, 2016. The overpaid amount was treated as due from stockholders and was fully collected from stockholders on May 8, 2017. The amount due from stockholders was interest-free. As of March 31, 2018, there is no outstanding balance with respect to this overpaid dividend.
Until August 2016, substantially all of our sales were to Ford Glory, which Ford Glory then sold to the end customers. Ford Glory is 49% owned by Mr. Choi Lin Hung, our Chairman, Chief Executive Officer, President, Treasurer and a significant stockholder, through his wholly-owned entity, Merlotte. Thereafter, we began conducting business directly with our customers and no longer through our affiliate, Ford Glory. Following August 1, 2016, there was a transition period for orders placed directly with Ford Glory. For fiscal 2017 and fiscal 2018, $23,350,919 and $0, respectively, of our net sales were made to Ford Glory. For fiscal 2018, $43,997,617, or approximately 63.5%, of our net sales for fiscal 2018, were made directly to our customers with the support of Ford Glory.
We also periodically purchase merchandise or raw materials from certain related party suppliers. For fiscal 2017, we purchased $6,061,202 of our raw materials from two related party suppliers, Value Plus and Ford Glory. For fiscal 2018, we did not purchase any of our raw materials from related party suppliers. We had accounts receivable from Ford Glory of  $2,343,892 and $50,027 as of March 31, 2018 and 2017, respectively.
Treasure Success, our wholly-owned subsidiary, leases its office space in Hong Kong from Ford Glory International Limited, pursuant to an agreement dated October 3, 2016 providing for rent in the amount of HK$21,600 (approximately $2,760) per month and having a one-year term with an option to extend the term for an additional year at the same rent.
Private Placement
Our wholly-owned subsidiary, Treasure Success, entered into an invoice discounting/factoring facility for $12,000,000 with HSBC that is guaranteed by Mr. Choi and Mr. Ng. Their interests may differ from other stockholders of the Company as a result of their personal guarantees.
Timothy Murphy, our president, treasurer, secretary and director until May 2017, is the chief financial officer of Maxim Group LLC (“Maxim”). We engaged Maxim as the placement agent for a private placement of our securities in 2017 (the “Private Placement”). Pursuant to the terms of an engagement letter between Maxim and us, Maxim received commissions on the proceeds raised in the Private Placement in the aggregate amount of  $355,500 and warrants (the “Maxim Warrants”). Pursuant to the terms of the engagement letter, Maxim was entitled to, and did elect to, have the Maxim Warrants issued into the names of its affiliates. In connection with the Private Placement, we issued Maxim Warrants to purchase 71,100 units, with each unit consisting of one share of our common stock and one warrant (with each such warrant being immediately exercisable for 1∕10th of one share of Common Stock at an exercise price of  $6.25 per share for a period of five years from the issuance date), at an exercise price of  $5.50 per unit. In addition to its service as our placement agent, Maxim also provided merger advisory services to us in connection with the merger in which Jerash Garments became our wholly-owned subsidiary, for which we paid Maxim aggregate fees of $100,000.
Agreements Relating to Contributions of Consultants
Eric Tang, who is the husband of our Vice President, Secretary and director, Ms. Yang, has provided us with consulting services since 2013 primarily in sales and marketing, including playing a critical role providing consulting services in connection with our transition from receiving purchase orders from Ford

Glory to receiving purchase orders directly from VF Corporation, one of our major customers. On December 1, 2016, Mr. Tang entered into an employment agreement with our wholly-owned subsidiary, Treasure Success, to serve as our Administration Manager providing marketing advice. Mr. Tang is entitled to receive monthly compensation of HK$39,000 (approximately US$5,000). We do not consider Mr. Tang to be an executive officer of our company. Mr. Tang received aggregate compensation in the amount of HK$507,000 (approximately US$65,000) and HK$155,059 (approximately US$19,880) during fiscal 2018 and the two-year period ended March 31, 2017 in exchange for his consulting services and his employment, respectively.
We entered into a consulting agreement effective May 26, 2017 with LogiCore Strategies, LLC (“LogiCore”), pursuant to which Richard J. Shaw serves as the Company’s Chief Financial Officer. Mr. Shaw wholly owns LogiCore. The Company compensates LogiCore for Mr. Shaw’s time at a rate of $5,000 per month. During fiscal 2018, we paid LogiCore $50,000 for Mr. Shaw’s services.
Effective January 12, 2018, Treasure Success, our wholly-owned subsidiary, entered into a consulting agreement with Yukwise Limited, pursuant to which Mr. Choi is compensated for his services as the Chief Executive Officer, President and Treasurer of the Company. Treasure Success compensates Yukwise Limited for Mr. Choi’s time at a rate of $25,000 per month. During fiscal 2018, we paid Yukwise Limited $75,000 for Mr. Choi’s services.
Effective January 16, 2018, Treasure Success, our wholly-owned subsidiary, entered into a consulting agreement with Multi-Glory Corporation Ltd., pursuant to which Ng Tsze Lun, a significant stockholder of the Company, will provide consulting services to the Company as Head of Marketing. In exchange for such services, Treasure Success will compensate Multi-Glory Corporation Ltd. at a rate of $300,000 annually. During fiscal 2018, we paid Multi-Glory Corporation Ltd. $75,000 for Mr. Ng’s services.

Our Executive Officers
The table and biographies below identify our executive officers, the term they have served with us and their business experience:
Name	Age	Office and Position
Choi Lin Hung	56	Chairman, Chief Executive Officer, President and Treasurer of the Company
Richard J. Shaw	51	Chief Financial Officer
Wei (“Kitty”) Yang	35	Vice President and Secretary of the Company
Choi Lin Hung, the Chairman of the Board, is the Chief Executive Officer, President and Treasurer of the Company. His biographical information is set forth above under “Proposal No. 2 — Election of Directors.”
Richard J. Shaw has served as our Chief Financial Officer since May 2017. Mr. Shaw has served as the President of LogiCore, a financial and business advisory services firm, since June 2014. Since May 2016, Mr. Shaw has served as the Chief Financial Officer and Treasurer of Tripborn, Inc., an online travel agency that offers travel reservations and related travel services to travel agents in India. In addition, since March 2016, Mr. Shaw has served as the Chief Financial Officer of BirchBioMed, Inc., a clinical-stage biomedical company focused on the commercialization, clinical evaluation and development of anti-scarring drugs, autoimmune therapeutics/therapies and novel strategies for transplantation. Prior to these roles as Chief Financial Officer, Mr. Shaw served as Chief Operating Officer for Roberts Office Furniture Concepts, a designer, manufacturer and remanufacturer of sustainable office furniture and workplace systems, from September 2013 to June 2016. From June 2012 to August 2013, he served as Chief Financial Officer of High Peaks Hospitality, LLC, an independent hotel ownership, development construction and management company. Prior to that experience, from May 2008 to June 2012, Mr. Shaw was the Chief Financial Officer of Harden Furniture, Inc., a manufacturer of solid wood furniture and upholstery. Mr. Shaw earned a BS in Accounting from LeMoyne College and is a Certified Public Accountant, licensed by the State of New York.
Wei (“Kitty”) Yang, our Vice President and Secretary, is also a member of the Board. Her biographical information is set forth above under “Proposal No. 2 — Election of Directors.”

Executive Compensation
Executive Compensation Tables
The following table sets forth the compensation paid by us during the fiscal years ended March 31, 2018 and 2017 for services performed on our behalf with respect to the persons who served as our named executive officers as of March 31, 2018 and for fiscal 2018. Our named executive officers are Mr. Choi, Mr. Shaw, Ms. Yang and Mr. Murphy. Mr. Choi serves as our Chairman, Chief Executive Officer, President and Treasurer, Mr. Shaw serves as our Chief Financial Officer and Ms. Yang serves as our Vice President, Secretary and director. Prior to May 2017, Timothy G. Murphy served as our President, Treasurer, Secretary and sole director.
Summary Compensation Table
Name and Principal Position	Year Ended March 31,	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Choi Lin Hung Chief Executive Officer, President and Treasurer	2018	75,000	—	—	—	75,000
	2017	—	—	—	—	—
Richard J. Shaw Chief Financial Officer	2018	50,000	—	—	—	50,000
	2017	—	—	—	—	—
Wei (“Kitty”) Yang Vice President and Secretary	2018	62,750	—	—	—	62,750
	2017	33,333	81,442	—	—	114,775
Timothy G. Murphy Former President, Treasurer and sole director	2018	—	—	—	—	—
	2017	—	—	—	—	—
Both Mr. Choi and Mr. Murphy previously served without any compensation. Effective January 12, 2018, Treasure Success, our wholly-owned subsidiary, entered into a consulting agreement with Yukwise Limited, pursuant to which Mr. Choi is compensated for his services as the principal executive officer of the Company. Treasure Success compensates Yukwise Limited for Mr. Choi’s time at a rate of  $25,000 per month.
In January 2017, Ms. Yang entered into an employment agreement with our subsidiary, Jerash Garments, with respect to her services as deputy general manager. We have not entered into an employment agreement with Ms. Yang to serve as our Vice President or our Secretary.
We entered into a consulting agreement effective May 26, 2017 with LogiCore pursuant to which Richard J. Shaw serves as the Company’s Chief Financial Officer. The Company compensates LogiCore for Mr. Shaw’s time at a rate of  $5,000 per month.
Except as disclosed herein, we did not otherwise award or pay, and our named executive officers and directors did not otherwise earn, any compensation with respect to our last two fiscal years ended March 31, 2018 and 2017.
Equity Compensation Plan Information
On March 21, 2018, the board of directors adopted the Stock Incentive Plan, pursuant to which the board of directors may grant equity awards to certain members of management, key employees, and consultants of the Company. The Stock Incentive Plan authorizes up to 1,484,250 shares of Common Stock to be issued to employees, directors or consultants of the Company. The Board may grant awards of stock options, restricted stock, restricted stock units and other awards pursuant to the Stock Incentive Plan. Awards may be granted under the Stock Incentive Plan at any time and from time to time on or prior to the tenth anniversary of its effective date, or March 21, 2028. The Stock Incentive Plan will be administered by the Board or a committee thereof, if so directed by the Board.

The following table reflects the shares available for issuance under our Stock Incentive Plan as of the end of the most recently completed fiscal year:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by security holders	—	—	1,484,250
Total	—	—	1,484,250
Security Ownership of Certain Beneficial Owners and Management
The following table provides information as of July 20, 2018, concerning beneficial ownership of our common stock known to us to be held by (1) our named executive officers, (2) our directors, (3) our named executive officers and directors as a group and (4) each person or entity we know to beneficially own more than five percent of our common stock. The percentages of shares owned shown in the table below are based on 11,325,000 shares of our common stock outstanding as of the record date. The address for our executive officers is 147 W. 35th Street, Room #1603, New York, New York 10001.
Name	Number of Shares(1)	Percentage(1)
Named Executive Officers and Directors:
Choi Lin Hung(2) Chairman, Chief Executive Officer, President and Treasurer	4,641,913(3)	39.8%
Kitty Yang Vice President, Secretary and Director	361,350(4)	3.2%
Richard J. Shaw Chief Financial Officer	1,000	*
Gary J. Haseley Director	59,000(5)	*
Sean Socha Director	—	—
Mak Chi Yan Director	—	—
All directors and executive officers as a group (6 persons)	5,063,263	43.0%
5% Stockholders:
Merlotte Enterprise Limited(2) 19/F, Ford Glory Plaza 37-39 Wing Hong Street Cheung Sha Wan, Kowloon, Hong Kong	4,305,875	38.0%
Lee Kian Tjiauw Flat A, 9/F, Block 3, Regency Park 3 Wah King Road Kwai Chung, Hong Kong	2,798,031	24.7%
Ng Tsze Lun 19/F, Ford Glory Plaza 37-39 Wing Hong Street Cheung Sha Wan, Kowloon, Hong Kong	1,324,631(6)	11.7%

*
indicates less than 1%

(1)
Applicable percentages are based on 11,325,000 shares of common stock outstanding as of the record date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.
(2)
As the sole member of Merlotte, Mr. Choi may be deemed to be the beneficial owner of the 4,305,875 shares held by Merlotte.

(3)
Includes immediately exercisable stock option grants entitling Mr. Choi to purchase 336,038 shares granted on April 9, 2018 pursuant to the Stock Incentive Plan, which expire on April 9, 2023.

(4)
Includes (i) 41,350 shares of common stock held by Ms. Yang; (ii) 200,000 shares of common stock held by Ms. Yang’s husband, Eric Tang; (iii) immediately exercisable stock option grants entitling Ms. Yang to purchase 100,000 shares granted on April 9, 2018 pursuant to the Stock Incentive Plan, which expire on April 9, 2023; and (iv) immediately exercisable stock option grants issued to Eric Tang entitling Mr. Tang to purchase 20,000 shares granted on April 9, 2018 pursuant to the Stock Incentive Plan, which expire on April 9, 2023.

(5)
Includes (i) 50,000 shares of common stock held by Mr. Haseley; (ii) 1,000 shares of common stock held by Mr. Haseley’s spouse; (iii) 3,000 shares of common stock held in Haseley family trusts; and (iv) a warrant entitling Mr. Haseley to purchase 5,000 shares of common stock for an exercise price of $6.25 that expires on May 15, 2022.

(6)
Includes (i) 988,594 shares of common stock held by Mr. Ng; and (ii) immediately exercisable stock option grants entitling Mr. Ng to purchase 336,037 shares granted on April 9, 2018 pursuant to the Stock Incentive Plan, which expire on April 9, 2023.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and those who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. The SEC requires that these persons furnish us with copies of all Section 16(a) forms they file. You can view these reports on the SEC’s website at www.sec.gov.
During the year ended March 31, 2018, our officers, directors and greater than ten percent beneficial owners were not yet subject to Section 16(a) filing requirements. Our officers, directors and greater than ten percent beneficial owners became subject to these requirements when we registered our shares of common stock pursuant to Section 12 of the Exchange Act on May 2, 2018.

Proposal No. 3 — Ratification of Appointment of Independent Registered Public Accounting Firm
While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, bylaws or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Audit Committee is requesting that stockholders approve the proposal to ratify the appointment of Friedman as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2019.
The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace Friedman as the independent registered public accounting firm at a later date without stockholder approval.
Friedman has acted as our independent registered public accountants since 2017. A representative of Friedman will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.
The Board recommends that you vote “for” ratifying the appointment of Friedman to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2019.
Matters Relating to the Independent Registered Public Accounting Firm
Pre-Approval Policy
To date, Friedman has not performed any non-audit services for the Company. The Audit Committee intends to develop a pre-approval policy for all non-audit work performed by Friedman during fiscal 2019.
Fees
Aggregate fees billed to the Company for services rendered by Friedman for fiscal 2018 and 2017 were:
	2018	2017
Audit Fees(1)	$215,000	$223,000
Audit-Related Fees(2)	25,000	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$240,000	$223,000

(1)
“Audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)
“Audit-related fees” are fees related to assurance and related services that are traditionally performed by an external auditor, including $25,000 for the reissuance of audited financial statements and notes for the year ended March 31, 2017 following the Company’s merger with Global Trend International Limited in May 2017.

(3)
“Tax fees” are fees related to preparing the Company’s tax returns as well as fees for tax compliance, advice and planning.

(4)
“All other fees” are fees billed for any services not included in the first three categories.

Audit Committee Report
Management is responsible for the Company’s accounting and financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as amended.
The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors that firm’s independence.
Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the appointment of Friedman as the Company’s external auditors for the year ending March 31, 2019.
Audit Committee

Sean Socha, Chair
Gary Haseley
Mak Chi Yan

Other Important Information
Stockholder Proposals for the 2019 Annual Meeting
Any stockholder who intends to present a proposal at our 2019 annual meeting of stockholders must deliver notice of the proposal to the Company at this address:
Jerash Holdings (US), Inc.
147 W. 35th Street, Room #1603
New York, NY 10001
We must receive any stockholder proposals for inclusion in the proxy materials for the 2019 annual meeting of stockholders by the dates below for those proposals to be considered timely:
•
          , 2019, if the proposal is submitted for inclusion pursuant to Exchange Act Rule 14a-8; or

•
          , 2019, if the proposal is submitted for inclusion outside the process of Exchange Act Rule 14a-8.

If the date of our 2019 annual meeting of stockholders has been changed by more than 30 days from the date of this Annual Meeting, you must submit your proposal a reasonable time before we begin to distribute the proxy materials for the 2019 annual meeting of stockholders. Submitting a notice does not ensure that the proposal will be raised at our annual meeting.
Notice Regarding Delivery of Stockholder Documents
The SEC permits us to send a single set of annual disclosure documents to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one Notice, but you would prefer to continue receiving a separate Notice, you may request a separate Notice at no cost to you by writing to the Company at Jerash Holdings (US), Inc., 147 W. 35th Street, Room #1603, New York, New York 10001 or by calling (212) 575-9085. Alternatively, if you are currently receiving multiple Notices at the same address and wish to receive a single Notice in the future, you may contact us by calling or writing to us at the telephone number or address given above.
If you are a beneficial owner, your broker may deliver only one Notice to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate Notice, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate Notice. Beneficial owners sharing an address who are currently receiving multiple Notices and wish to receive a single Notice in the future should contact their broker to request that only a single Notice be delivered to all stockholders at the shared address in the future.
Additional Information
Upon written request by any stockholder, we will furnish a copy of our Annual Report on Form 10-K for fiscal 2018, this Proxy Statement and other proxy materials without charge, except that copies of any exhibit will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:
Jerash Holdings (US), Inc.
147 W. 35th Street, Room #1603
New York, NY 10001
Stockholders may also view our Annual Report on Form 10-K, this Proxy Statement and other proxy materials at www.proxyvote.com.

Appendix A
Amended and Restated
Certificate of Incorporation
of
Jerash Holdings (US), Inc.
(Pursuant to Section 242 and 245 of the
General Corporation Law of the State of Delaware)
Jerash Holdings (US), Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify as follows:
First:   The Corporation was incorporated on January 19, 2016 under the name HK Holdings of Upstate Inc.
Second:   Pursuant to Sections 242 and 245 of the DGCL, this Amended and Restated Certificate of Incorporation (the “Restated Certificate”) restates and amends the provisions of the Certificate of Incorporation.
Third:   That resolutions were duly adopted by the Board of Directors of the Corporation at a meeting duly called and noticed on July 6, 2018, setting forth the Restated Certificate, declaring said amendment and restatement to be advisable and recommended for approval by the stockholders of the Corporation.
Fourth:   The Restated Certificate has been duly approved and adopted by the stockholders of the Corporation in accordance with Sections 242 and 245 of the DGCL.
Fifth:   The Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
ARTICLE ONE
The name of the Corporation is Jerash Holdings (US), Inc. (the “Corporation”).
ARTICLE TWO
The Registered Office of the Corporation is to be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware.
ARTICLE FOUR
The total number of shares of capital stock which the Corporation has authority to issue is Thirty Million Five Hundred Thousand (30,500,000). These shares shall be divided into two classes with Thirty Million (30,000,000) shares designated as Common Stock, $0.001 par value (the “Common Stock”) and Five Hundred Thousand (500,000) shares designated as Preferred Stock, $0.001 par value (the “Preferred Stock”).
The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, rights, qualifications, limitations or restrictions of such rights as the Board of Directors of the Corporation may determine from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.
No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.
ARTICLE FIVE
The Corporation is to have perpetual existence.
ARTICLE SIX
In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.
ARTICLE SEVEN
Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.
ARTICLE EIGHT
To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article Eight shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
ARTICLE NINE
The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.
ARTICLE TEN
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE ELEVEN
The Corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director of the Corporation or, while a director, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding or claim initiated by or on behalf of such person or any counterclaim against the Corporation initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Article Eleven shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any amendment, repeal or modification of the foregoing provisions of this Article Eleven shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such amendment, repeal or modification.
ARTICLE TWELVE
To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are also employees of the Corporation. No amendment or repeal of this Article Twelve shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director or stockholder becomes aware prior to such amendment or repeal.
ARTICLE THIRTEEN
The Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s certificate of incorporation or by-laws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.
[Signature page follows]

In Witness Whereof, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its officer thereunto duly authorized this          day of              , 2018.
Jerash Holdings (US), Inc.

By:

Choi Lin Hung
Chief Executive Officer, President
and Treasurer
[Signature page to Amended and Restated Certificate of Incorporation]

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E49902-P11995

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

JERASH HOLDINGS (US), INC.

The Board of Directors recommends you vote FOR proposal 1.

2. Election of Directors

Nominees:	For	Against	Abstain
2a. Choi Lin Hung	☐	☐	☐
2b. Wei ("Kitty") Yang	☐	☐	☐
2c. Gary J. Haseley	☐	☐	☐
2d. Sean Socha	☐	☐	☐
2e. Mak Chi Yan	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYE49902-P11995JERASH HOLDINGS (US), INC.147 W. 35TH STREET, ROOM #1603NEW YORK, NY 10001Yes No2. Election of DirectorsNominees:2a. Choi Lin Hung2b. Wei ("Kitty") Yang2e. Mak Chi Yan2d. Sean Socha2c. Gary J. HaseleyThe Board of Directors recommends you vote FORproposal 3.3. To ratify the appointment of Friedman LLP asthe independent registered public accountingfirm of the Company for the fiscal year endingMarch 31, 2019.NOTE: Such other business as may properly comebefore the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon.When signing as attorney, executor, administrator, orother fiduciary, please give full title as such. Joint ownersshould each sign personally. All holders must sign. If acorporation or partnership, please sign in full corporateor partnership name by authorized officer.Please indicate if you plan to attend this meeting.For address changes and/or comments, please checkthis box and write them on the back where indicated.The Board of Directors recommends you vote FORproposal 1.The Board of Directors recommends you vote FORthe following:! ! !! ! !! ! !! ! !! ! !! ! !! ! !!! !1. To approve the amendment and restatement ofthe Certificate of Incorporation to increase thenumber of authorized shares of common stock.For Against Abstain! !JERASH HOLDINGS (US), INC.HOUSEHOLDING ELECTION - please indicate if you consentto receive certain future investor communications in a singlepackage per household.For Against AbstainYes NoFor Against AbstainVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 p.m. Eastern Time on September 16, 2018. Haveyour proxy card in hand when you access the web site and follow the instructionsto obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on September 16, 2018. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

Address Changes/Comments: _______________________________________________________________________________________________________________________________________________________________________________________(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.E49903-P11995JERASH HOLDINGS (US), INC.Annual Meeting of StockholdersSeptember 17, 2018 9:00 AM (EDT)This proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Choi Lin Hung and Richard J. Shaw, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of JERASH HOLDINGS (US), INC. that the stockholder(s) is/are entitled to vote at theAnnual Meeting of Stockholders to be held at 9:00 AM EDT, on September 17, 2018, at the New York Hilton Midtown,Gibson Room, 2nd Floor, 1335 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side